REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is entered into as of this ____ day of April, 2008, by and between Zulu Energy Corp., a Colorado corporation (the “Company”), and the persons designated as the investors on the signature pages of this Agreement (the “Investors”).

WHEREAS, Investors have agreed to purchase from the Company the number of shares of common stock (in the aggregate, the “Shares”) and warrants to purchase shares of common stock (in the aggregate, the “Warrants”, and together with the Shares, the “Securities”) of the Company that is indicated on the signature pages of the respective Investors, pursuant to a Subscription Agreement dated as of the date set forth on the Company’s signature page to this Agreement (the “Subscription Agreement”);

WHEREAS, as an inducement to the Investors to purchase the Securities, the Company has agreed to grant to the Investors certain registration rights covering resales of the Shares and the shares of common stock issuable upon exercise of the Warrants by the Investors in non-underwritten transactions;

WHEREAS, the Investors and the Company desire to enter into this Agreement providing for matters relating to such registration; and

WHEREAS, pursuant to the Subscription Agreement, that Investors also have the right under certain circumstances to participate in a Subsequent Financing (as defined therein);

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investors and the Company agree as follows:

1.  Company Registration. If (but without any obligation to do so) at any time prior to the third anniversary of this Agreement, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the “Act”), in connection with the public offering of such securities solely for cash (other than a registration on Form S-4, Form S-8 or any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities (as defined in Section 1(a) below)), the Company shall, each such time, promptly give each Investor written notice of such registration. Upon the written request of an Investor given within twenty (20) days after receipt of such written notice from the Company, the Company shall cause to be included in the registration statement all of the Registrable Securities that the Investor has requested to be registered (a “Piggyback Registration Statement”); provided, however, that if the managing underwriter of any underwritten offering by the Company expresses reasonable written objection to the registration of all of the Registrable Securities, then the Registrable Securities which shall be registered in such offering on behalf of holders of Registrable Securities shall be reduced in the proportion equal to the average proportion of reduction as that of all such holders seeking registration in connection with such offering, subject to any rights granted to other holders of securities of the Company that are expressly by the terms of their agreements with the Company entitled to have priority registration rights. If, at any time after giving written notice of its intention to register any such Registrable Securities and prior to the effective date of the Piggyback Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Registrable Securities, the Company may, at its election, give written notice of such determination to each Investor and, thereupon, in the case of a determination not to register, the Company need not register any Registrable Securities in connection with such registration.

(a)  For purposes of this Agreement, “Registrable Securities” means all of the Shares, together with any shares of common stock issuable upon exercise of the Warrants, and any shares of common stock issued or issuable with respect to the Shares as a result of any stock split, dividend or other distribution, recapitalization or similar event with respect to the Shares.

2.  Mandatory Registration. If the Company does not consummate a Subsequent Financing within one hundred twenty days of the closing of the Offering (as defined in the Subscription Agreement), then, unless the Registrable Securities are eligible for resale pursuant to Rule 144, the Investors shall have have the registration rights provided by this Section 2.

(a)  Filing of Registration Statement. The Company shall file a shelf registration statement under the Act, on Form S-3 (subject to the last sentence of this Section 2(a)) to register resales or other dispositions of Registrable Securities by Investors in non-underwritten transactions (the “Mandatory Registration Statement”). The Company shall file the Mandatory Registration Statement as soon as practicable after the date that is the six month anniversary of the closing of the Offering and in no event more than 30 days thereafter, and such Mandatory Registration Statement shall not include any securities other than Registrable Securities. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the holders of at least a majority of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Mandatory Registration Statement then in effect until such time as a Mandatory Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission (as defined below).

(b)  Effectiveness of Registration Statement. The Company shall use its best efforts to cause the Mandatory Registration Statement to become effective under the Act as soon as practicable after the filing of the Mandatory Registration Statement. In addition, the Company shall file, during the period specified in Section 7(i), a post effective amendment to the Mandatory Registration Statement containing the information required by Regulation S-K, Item 512(a)(1)(i)-(iii). In the event that during the period specified in Section 7(i), the Company ceases to be eligible to use Form S-3, the Company will promptly file a new registration statement on the form for which it is then eligible.

3.  State Registration or Qualification. The Company shall use its commercially reasonable efforts to register or qualify the Registrable Securities covered by the Mandatory Registration Statement or the Piggyback Registration Statement (collectively, the “Registration Statement”), as the case may be, for public sale under the securities or blue sky laws of the respective states of principal residence of the Investors and such other states that are reasonably designated by any of them in writing as a state in which sales of the Registrable Securities may be made, if such registration or qualification is necessary; provided, however, that the Company shall not be required by this Section 3 to qualify to do business as a foreign corporation or otherwise to subject itself to taxation therein, or to file any general consent to service of process in any state.

4.  Delivery of Prospectuses; Suspension of Sales. The Company shall provide to the Investors the number of prospectuses relating to the Registrable Securities as the Investors shall each reasonably request to enable the Investors to comply with any applicable prospectus delivery requirements. If, during the effectiveness of the Registration Statement, an intervening event should occur that, in the good faith opinion of the Company’s Board of Directors and the Company’s counsel, makes the prospectus included in the Registration Statement no longer comply with the Act, after notice from the Company to the Investors of the occurrence of such an event, the Investors shall make no further sales or other dispositions, or offers therefor, of Registrable Securities under the Registration Statement until they receive from the Company notice that sales and dispositions, and offers therefor, may resume and, if the prospectus has been changed other than by the filing of a report that is incorporated therein by reference without any other revision, copies of a new, amended or supplemented prospectus complying with the Act, unless the Commission’s rules do not then require physical delivery of such new, amended or supplemented prospectus. The Company shall keep the Investors fully informed as to the status of its efforts, which shall be prompt and diligent, to cause such new, amended or supplemented prospectus to be available for use by the Investors, in each such case as soon as practicable and in no event more than 25 days following such notice.

5.  Expenses of Registration. The Company shall bear all of the expenses of registration or qualification of the Registrable Securities under the Act and under the state securities or blue sky laws as provided in Section 3 hereof; provided, however, that each Investor shall bear its own selling expenses or commissions attributable to the Registrable Securities being sold by such Investor and shall bear fees and expenses of its own counsel, if any.

6.  Information to be Furnished by Investor. Each Investor shall furnish in writing to the Company all information within such Investor’s possession or knowledge required by the applicable rules and regulations of the Securities and Exchange Commission (“SEC or Commission”), including the information specified by Items 507 and 508 of Regulation S-K under the Act.

7.  Procedures. The Company shall (a) notify the Investors by the end of the business day following the day on which it receives notice thereof, of the time when the Registration Statement has become effective or any supplement to any prospectus forming a part of the Registration Statement has been filed; (b) notify the Investors promptly of any request by the Commission for the amending or supplementing of the Registration Statement or prospectus or for additional information and shall use its best efforts to file any such amendment or supplement within 10 days, and in no event more than 20 days, after such request or receipt of comments from the Commission’s staff (adding to each such number of days any delay exceeding five days caused by the Investors in submitting, following written request therefor made by the Company, any information required from them to prepare such amendment or supplement); (c) prepare and file with the Commission, promptly upon any Investor’s request, any amendment or supplement to such Mandatory Registration Statement or prospectus which, in the opinion of counsel for the Investor and counsel for the Company, may be necessary or desirable in connection with the distribution of the Registrable Securities by such Investor; (d) prepare and promptly file with the Commission, and promptly notify the Investors of the filing of, such amendment or supplement to the Registration Statement or prospectus as may be necessary to correct any misstatement or omission, if at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Act, any event shall have occurred as a result of which any such prospectus would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading and such filing shall be made promptly by the Company but in no event later than the time limitation set forth in Section 4; (e) in case the Investor is required to deliver a prospectus, at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to the Registration Statement and such prospectus or prospectuses as may be necessary to permit compliance with the requirements of Section 10 of the Act subject to clause (i) below; (f) not file any amendment or supplement to the Mandatory Registration Statement or prospectus to which any Investor shall reasonably object after having been furnished a copy at a reasonable time prior to the filing thereof; (g) advise the Investors promptly after it shall receive notice or obtain knowledge thereof of the issuance of any stop order by the Commission suspending the effectiveness of the Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued; (h) furnish to the Investors as soon as available copies of the Registration Statement and each preliminary or final prospectus, or supplement required to be prepared, pursuant to Section 4 or this Section 7, all in such quantities as the Investors may from time to time reasonably request; (i) keep the Mandatory Registration Statement effective for a period of one year from the Closing Date (as defined in the Subscription Agreement) plus a number of days equal to the number of days, if any, during which the Investors’ right to offer and sell such Registrable Securities shall have been suspended pursuant to the provisions of Section 4 hereof (which number of days shall in no event exceed 60 days during any period of 12 months), or until the intended distribution of Registrable Securities is completed by all Investors, whichever occurs first; and the Company may after such period deregister any of the Registrable Securities remaining unsold if the Company elects to do so or if the Commission or its staff so requests; and (j) if any of the Company’s shares of common stock are then listed on any securities exchange(s), the Company will cause all shares covered by the Registration Statement to be listed on such exchange(s), as the case may be. By 9:30 am Eastern Time on the business day following the date on which the Commission declares the Mandatory Registration Statement effective, the Company shall file with the Commission in accordance with Rule 424 under the Act the final prospectus to be used in connection with sales pursuant to such Demand Registration Statement. The Company shall promptly furnish to each Investor that so requests in writing and its legal counsel, without charge, copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Mandatory Registration Statement, the prospectus contained therein or any amendment or supplement to either of them.

8.  Indemnification by Company. The Company will, to the maximum extent permitted by law, indemnify and hold harmless the Investors, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls an Investor within the meaning of the Act, against any losses, claims, damages, or liabilities, joint or several, to which such Investor or such other Person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are caused by any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any prospectus relating thereto, or any amendment or supplement thereof, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or a violation or alleged violation by the Company of: (i) the Securities Act, (ii) the Securities Exchange Act of 1934, as amended, (iii) any other law relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement (including, without limitation, any state securities law or any rule or regulation thereunder), (iv) any prospectus relating thereto, or (v) any amendment or supplement thereof; and will reimburse such Investor and each such other Person for any legal or other expenses incurred by such Investor or such other Person in connection with investigating or defending against any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to an Investor or such other Person to the extent that any such loss, claim, damage, expense or liability arises out of, or is based upon, an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information that has been furnished in writing by such Investor in accordance with Section 6 expressly for use in connection with the preparation of the Registration Statement; provided further, that the Company shall not be required to provide such indemnification to such Investor or such other Person if such loss, claim, damage or liability (or action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus and if, in respect to such statement, alleged statement, omission or alleged omission, the final prospectus corrected such statement, alleged statement, omission or alleged omission and a copy of such final prospectus had not been sent or given by such Investor or such other Person (but only if they were required to do so under applicable law) at or prior to the confirmation of the sale by such Investor or such other Person with respect to which such loss, claim, damage, expense or liability relates. The Company shall reimburse each Investor and each such other Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, expense or liability.

9.  Indemnification by Investors. Each Investor shall (severally and not jointly), to the maximum extent permitted by law, indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each employee, agent, representative of and each person, if any, who controls the Company, within the meaning of the Act, against any loss, claim, damage or liability of which the Company, or any such director, officer or other person may be or become subject under the Act or otherwise, insofar as such loss, claim, damage or liability (or action in respect thereof) is caused by any untrue or alleged untrue statement of any material fact contained in the Registration Statement, such prospectus, or amendment or supplement thereof, or arises out of or is based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission relates to the information that has been furnished in writing by such Investor in accordance with Section 6 expressly for use in connection with the preparation of the Registration Statement; provided, however, that the indemnity agreement contained in this Section 9 and the agreement with respect to contribution contained in Section 11 shall not apply to amounts paid in settlement of any such loss, claim, damage, expense or liability if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed.

10.  Notice to Indemnitor. Promptly after receipt by an indemnified party of notice of the commencement of any action, claim or proceeding, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant hereto, notify the indemnifying party in writing of the commencement thereof, but the omission to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party except to any extent to which the indemnifying party is actually prejudiced thereby. In case such action, claim or proceeding is brought against any indemnified party, and it notifies the indemnifying party in writing of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party shall have the right to retain its own counsel with the fees and expenses of such counsel for such indemnified party to be paid by the indemnifying party, if (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed after a reasonable period of time to assume such defense and to employ counsel reasonably satisfactory to such indemnified party or (iii) in the reasonable opinion of the indemnified party the representation by counsel of the indemnified party and the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action, claim or proceeding by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action, claim or proceeding. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the indemnified party, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such action, claim or proceeding.

11.  Contribution. If the indemnification provided for in Section 8 or Section 9 is unavailable to an indemnified party thereunder in respect to any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Investor(s), on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses. The relative fault of the Company and the Investor(s) in connection with the statements that resulted in such losses, claims, damages, liabilities or expenses shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material facts or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Investor(s) and the parties’ relative intent, knowledge, access to information and opportunity to correct such statement or omission; provided, however, that no Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation.

12.  Indemnification Limitation and Continuation. Notwithstanding any other provision of this Agreement, the liability of any Investor for indemnification or contribution under this Agreement shall not exceed an amount equal to the number of shares of Registrable Securities sold by such Investor under the Registration Statement multiplied by the net amount per share received in such sale(s). The indemnification and contribution provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities.

13.  Notices. All notices required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given when received when delivered personally or, by facsimile, by overnight courier or by first class mail, postage prepaid, registered or certified with return receipt request, at the addresses set forth on the signature page or at such other address as any party shall designate in writing to the other.

14.  Governing Law; Counterparts. This Agreement shall in all respects be governed by and construed and enforced in accordance with the laws of the State of Colorado, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 16 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Investor shall cease to own any Shares, Warrants or Registrable Shares, all of such Investor’s rights under this Agreement shall immediately terminate. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of Colorado, County of Denver, and the United States District Court for the District of Colorado for the purpose of any suit, action, proceeding or judgment relating or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

15.  Assignment. At any time the Registration Statement is not available and with the consent of the Company, the rights under this Agreement shall be automatically assignable by each Investor to any transferee of all or any portion of such Investor’s Registrable Securities if such Investor’s rights in the Registrable Securities can otherwise be transferred in accordance with all applicable securities laws, and if: (i) such Investor agrees in writing with the transferee or assignee to assign such rights, and the transferee or assignee agrees to be bound by all provisions of this Agreement, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within five business days after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; and (iii) as a part of such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Act and applicable state securities laws.

16.  Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

17.  Entire Agreement. This Agreement supersedes all other prior oral or written agreements between the Investor and the Company with respect to the matters discussed herein, and this Agreement contains the entire understanding of parties with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matter.

18.  Counterparts. This Agreement may be executed in a number of counterparts, all of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

[Signature Pages Follow]

Company Signature Page to
Zulu Energy Corp.
Registration Rights Agreement
Dated April __, 2008

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date above set forth.

“COMPANY”

ZULU ENERGY CORP.

By:
Name:
Title:

Address for Notice:

Zulu Energy Corp.
122 N. Main Street,
Sheridan, Wyoming 82801
Attention: Paul Stroud
President
Fax: (___) ___-_____

With a copy to (which shall not constitute notice):

Patton Boggs LLP
1801 California Street
Suite 4900
Denver, CO 80202
Attention: Mr. Robert M. Bearman, Esq.
Fax: (303) 894-6169

Investor Counterpart Signature Page to
ZULU ENERGY CORP.
Registration Rights Agreement
Dated ____ __, 2008

“INVESTOR”

Date of Registration Rights Agreement,
______ __, 2008	By:
Name:
Title:

Number of Shares: _______________	Address:

ZULU ENERGY CORP.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.001 per share (the “Common Stock”), of Zulu Energy Corp., a Colorado corporation (the “Company”) (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) under the Securities Act of 1933, as amended (the “Securities Act”), for the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of ____________, 2008 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.    Name.

(a)	Full Legal Name of Selling Securityholder

_______________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

_______________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly you indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

_______________________________

2.    Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.    Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

___________________________________
___________________________________
___________________________________

4.    Broker-Dealer Status:

(a)	Are you a broker-dealer?

________ Yes  __________ No

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

________ Yes  __________ No

(c)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

________ Yes  __________ No

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.    Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

______________________________________________________
______________________________________________________

6.    Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

________________________________________________________________________________
________________________________________________________________________________

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:______________________	Beneficial Owner:_______________________________________

By:__________________________________________________
Name:___________________________________________
Title:_____________________________________

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Robert M. Bearman, Esq.
Patton Boggs LLP
1801 California Street
Denver, Colorado 80202
Fax: (303) 894-9239